Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Oct,2
2004(a)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$457,159
Retail	$56,560
Total Prepared Foods	$513,720

Fresh Chicken:
Foodservice	$387,126
Retail	$181,766
Total Fresh Chicken	$568,891
Export and Other
Prepared Foods	$8,497
Chicken-Other	$61,357
Total Export and Other	$69,854
Total U.S. Chicken	$1,152,465

Mexico:	$93,798
Total Chicken Sales	$1,246,262

Total Prepared Foods	522,216

Turkey Sales:
Prepared Foods:
Foodservice	$18,610
Retail	$10,008
Total Prepared Foods	$28,618

Fresh Turkey:
Foodservice	$12,061
Retail	$28,298
Total Fresh Turkey	$40,360
Export and Other
Prepared Foods	$368
Turkey-Other	$3,187
Total Export and Other	$3,555

Total Turkey Sales	$72,533

Total Prepared Foods	$28,986

Sale of Other Products
U.S.	$162,155
Mexico	$5,503
Total Other Products	$167,659
Total Net Sales	$1,486,454

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

October 2,
2004 (a)

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	39.7%
Retail	4.9%
Total Prepared Foods	44.6%

Fresh Chicken:
Foodservice	33.6%
Retail	15.8%
Total Fresh Chicken	49.4%
Export and Other
Prepared Foods	0.7%
Chicken-Other	5.3%
Total Export and Other	6.0%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	25.7%
Retail	13.8%
Total Prepared Foods	39.5%

Fresh Turkey:
Foodservice	16.6%
Retail	39.0%
Total Fresh Turkey	55.6%
Export and Other
Prepared Foods	0.5%
Turkey-Other	4.4%
Total Export and Other	4.9%
Total U.S. Turkey	100.0%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Years ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Oct 2,
2004 (a)(b)

Chicken Sales:
United States
Prepared Foods:
Foodservice	$1,641,901
Retail	213,775
Total Prepared Foods	1,855,676

Fresh Chicken:
Foodservice	1,328,885
Retail	653,799
Total Fresh Chicken	1,982,684

Export and Other
Prepared Foods	34,735
Chicken-Other	212,611
Total Export and Other	247,346
Total U.S. Chicken	4,085,706

Mexico:	362,442
Total Chicken Sales	4,448,148

Total Prepared Foods	1,890,411

Turkey Sales:
Prepared Foods:
Foodservice	80,927
Retail	37,384
Total Prepared Foods	118,311

Fresh Turkey:
Foodservice	39,749
Retail	116,906
Total Fresh Turkey	156,655
Export and Other
Prepared Foods	1,949
Turkey-Other	9,338
Total Export and Other	11,287
Total Turkey Sales	286,253

Total Prepared Foods	120,260

Sales of Other Products
U.S.	606,090
Mexico	23,232
Total Sale of Other Products	629,322
Total Net Sales	$5,363,723

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal 2004 had 53 weeks.

Oct 2,
2004 (a)(b)

U.S. Chicken Sales:
Prepared Foods:
Foodservice	40.2%
Retail	5.2%
Total Prepared Foods	45.4%

Fresh Chicken:
Foodservice	32.5%
Retail	16.0%
Total Fresh Chicken	48.5%

Export and Other
Prepared Foods	0.9%
Fresh	5.2%
Total Export and Other	6.1%
Total U.S. Chicken	100.0%

Prepared Foods	46.3%

U.S. Turkey Sales:
Prepared Foods:
Foodservice	28.2%
Retail	13.1%
Total Prepared Foods	41.3%

Fresh Turkey:
Foodservice	13.9%
Retail	40.8%
Total Fresh Turkey	54.7%
Export and Other
Prepared Foods	0.7%
Fresh	3.3%
Total Export and Other	4.0%
Total U.S. Turkey	100.0%

Prepared Foods	42.0%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal 2004 had 53 weeks.

Pilgrim's Pride Corporation
Sales Segments
for quarter ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.

Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two separate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	Quarter ended
	10/2/2004
Net Sales to Customers:	(In thousands	)
Chicken and Other Products:
United States	$1,314,620
Mexico	99,301
Sub-total	1,413,921
Turkey	72,680
Total	$1,486,454

Operating Income:
Chicken and Other Products:
United States	$146,049
Mexico	555
Sub-total	146,604
Turkey (a)	(39,247)
Non-recurring recoveries	23,815
Total	$131,172

Depreciation and Amortization: (b)
Chicken and Other Products:
United States	$21,393
Mexico	3,054
Sub-total	24,447
Turkey	1,040
Total	$25,487

Total Assets:
Chicken and Other Products:
United States	$1,856,709
Mexico	276,685
Sub-total	2,133,394
Turkey	126,077
Total	$2,259,471

Capital Expenditures:
Chicken and Other Products:
United States	$19,655
Mexico	$2,773
Sub-total	22,428
Turkey	$1,377
Total	$23,805

(a) Includes Turkey Restructuring Provision of $63.9 million for the three months ended October 2, 2004.

(b) Includes amortization of capitalized financing costs of approximately	$535

Pilgrim's Pride Corporation
Sales Segments
for fiscal year ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.

Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

10/2/2004 (a) (c)

Net Sales to Customers:
Chicken and Other Products:
United States	$4,691,796
Mexico	385,674
Sub-total	5,077,470
Turkey	286,253
Total	$5,363,723

Operating Income:
Chicken and Other Products:
United States	$384,772
Mexico	(3,586)
Sub-total	381,186
Turkey (b)	(144,469)
Non-recurring recoveries	23,891
Total	$260,608

Depreciation and Amortization: (d)
Chicken and Other Products:
United States	$94,540
Mexico	12,361
Sub-total	106,901
Turkey	6,887
Total	$113,788

Total Assets:
Chicken and Other Products:
United States	$1,856,709
Mexico	276,685
Sub-total	2,133,394
Turkey	126,077
Total	$2,259,471

Capital Expenditures:
Chicken and Other Products:
United States	$62,828
Mexico	8,663
Sub-total	71,491
Turkey	8,151
Total	$79,642

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Includes $72.1 million in restructuring and related charges for fiscal year ended 10/02./2004.

(c) Fiscal years 2004 and 1999 had 53 weeks.

(d) Includes amortization of capitalized financing costs of approximately	$1,951

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarter ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

10/02/04
United States
Chicken Operations:
U.S. Chicken Sales (000's)	$1,152,465
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8126

U.S. Chicken Net Pounds Produced (000's)	1,418,228

Other Operations:
Other Sales (000's)	162,155

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,314,620

U.S. Chicken & Other Operating Income (000's)	146,048
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	11.11%

Turkey

U.S. Turkey Sales (000's)	72,533
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.9524

U.S. Turkey Operating Income (000's) (a)	(39,247)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-54.11%

U.S. Turkey Net Pounds Produced (000's)	76,158

U.S. Summary

U.S. Sales (000's)	1,387,153
U.S. Cost of Sales (000's)	1,204,413
U.S. Gross Margin (000's)	182,740
U.S. Gross Margin as a percent of U.S. Sales	13.17%

U.S. Selling, General and Administrative Expenses (000's)	67,760
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.88%

Restructuring Provision - Turkey	8,178

U.S. Operating Income (000's) (a)	106,802
U.S. Operating Income as a percent of U.S. Sales	7.70%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's)	93,797
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5772

Mexico Other Operations:
Mexico Other Sales (000's)	5,504

Mexico Chicken and Other Operating Income (000's)	555
Mexico Operating Income as a percent of Mexico Sales	0.56%

Mexico Net Pounds Produced (000's)	162,490

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,246,262
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7884

Chicken Net Pounds Produced from all Divisions (000's)	1,580,718

Other Operations:
Other Sales (000's)	167,659

Totals All Operations:
Total Net Sales (000's)	1,486,454
Total Cost of Sales (000's)	1,296,959
Gross Margin from all operations (000's)	189,495
Gross Margin from all operations as a percent of Total Net Sales	12.75%

Total Selling, General and Administrative Expenses (000's)	73,960
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.98%

Restructuring Provision - Turkey	8,178

Operating Income from all operations (000's) (a)	107,357
Operating Income from all operations as a percent of Total Net Sales	7.22%

Avian Influenza Reimbursement (000's)	23,815
Vitamin Settlements (000's)	-
Total Adjustments (000'S)	23,815

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	131,172
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	8.82%

(a) Includes Turkey Restructuring Provision of $8.2 million in quarter ended 10/2/2004.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for fiscal years ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition included in our SEC filings".

10/2/2004 (a)(c)
United States
Chicken Operations:
U.S. Chicken Sales	4,085,705
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8197

U.S. Chicken Net Pounds Produced (000's)	4,984,368

Other Operations:
Other Sales	606,091

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales	4,691,796

U.S. Chicken & Other Operating Income	384,772
Operating Income as a percent of U.S. Chicken Sales	8.20%

Turkey

U.S. Turkey Sales	286,253
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7881

U.S. Turkey Operating Income (b)	(144,469)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-50.47%

U.S. Turkey Net Pounds Produced	363,221

U.S. Summary

U.S. Sales	4,978,049
U.S. Cost of Sales	4,448,513
U.S. Gross Margin	529,536
U.S. Gross Margin as a percent of U.S. Sales	10.64%

U.S. Selling, General and Administrative Expenses	217,150
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.36%

U.S. Operating Income (b)	240,303
U.S. Operating Income as a percent of U.S. Sales	4.83%

Mexico
Chicken Operations:
Mexico Chicken Sales	362,442
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5594

Mexico Other Operations:
Mexico Other Sales	23,232

Mexico Chicken Operating Income	(3,586)
Mexico Operating Income as a percent of Mexico Sales	-0.93%

Mexico Net Pounds Produced	647,882

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions	4,448,147
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7898

Chicken Net Pounds Produced from all Divisions	5,632,250

Other Operations:
Other Sales	629,323

Totals All Operations:
Total Net Sales	5,363,723
Total Cost of Sales	4,813,353
Gross Margin from all operations	550,370
Gross Margin from all operations as a percent of Total Net Sales	10.26%

Total Selling, General and Administrative Expenses	241,570
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.50%

Restructuring Provision	64,160
Other Restructuring Costs	7,923

Operating Income from all operations (b)	236,717
Operating Income from all operations as a percent of Total Net Sales	4.41%

Insurance Proceeds	23,815
Avian Influenza Reimbursement (000's)
Vitamin Settlements (000's)	76
Total Adjustments (000'S)	23,891

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	260,608
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	4.86%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Includes Turkey Restructuring and Related Charges of $72.1 million in fiscal year ended 10/2/2004.

(c) Fiscal year ended 10/02/04 contains 53 weeks

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	1/3/2004 (a)(b)	09/27/03	06/28/03	03/29/03	12/28/02
United States
Chicken Operations:
U.S. Chicken Sales (000's)	$1,108,430	$979,178	$898,102	$849,090	$836,773
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8144	$0.7289	$0.6873	$0.6826	$0.6670

U.S. Chicken Net Pounds Produced (000's)	1,361,110	1,343,288	1,306,716	1,243,827	1,254,466

Other Operations:
Other Sales (000's)	209,793	175,042	186,929	173,857	195,638

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,318,223	1,154,220	1,085,031	1,022,947	1,032,411

U.S. Chicken & Other Operating Income (000's)	77,630	41,664	25,767	(9,867)	25,319
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.89%	3.61%	2.37%	-0.96%	2.45%

Turkey

U.S. Turkey Sales (000's)	93,324	76,603	72,289	62,407	94,379
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8998	$0.7753	$0.6617	$0.5672	$0.9047

U.S. Turkey Operating Income (000's)	(15,760)	(23,669)	(19,726)	(15,403)	(14,268)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-16.89%	-30.90%	-27.29%	-24.68%	-15.12%

U.S. Turkey Net Pounds Produced (000's)	103,718	98,806	109,252	110,024	104,321

U.S. Summary

U.S. Sales (000's)	1,411,547	1,230,823	1,157,320	1,085,354	1,126,790
U.S. Cost of Sales (000's)	1,284,997	1,165,024	1,105,004	1,069,036	1,103,720
U.S. Gross Margin (000's)	126,550	65,799	52,316	16,318	23,070
U.S. Gross Margin as a percent of U.S. Sales	8.97%	5.35%	4.52%	1.50%	2.05%

U.S. Selling, General and Administrative Expenses (000's)	59,628	24,447	28,622	51,290	45,830
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.22%	1.99%	2.47%	4.73%	4.07%

U.S. Operating Income (000's)	66,922	41,352	23,694	(34,972)	(22,760)
U.S. Operating Income as a percent of U.S. Sales	4.74%	3.36%	2.05%	-3.22%	-2.02%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's)	88,970	82,366	88,600	90,247	88,092
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5057	$0.5331	$0.6175	$0.5759	$0.5898

Mexico Other Operations:
Mexico Other Sales (000's)	4,642	4,424	5,321	2,644	6,377

Mexico Chicken and Other Operating Income (000's)	(5,446)	(2,597)	8,830	3,872	6,214
Mexico Operating Income as a percent of Mexico Sales	-5.82%	-2.99%	9.40%	4.17%	6.58%

Mexico Net Pounds Produced (000's)	175,922	154,518	143,474	156,717	149,356

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,197,400	1,061,544	986,702	939,337	924,865
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7790	$0.7087	$0.6804	$0.6707	$0.6588

Chicken Net Pounds Produced from all Divisions (000's)	1,537,032	1,497,806	1,450,190	1,400,544	1,403,822

Other Operations:
Other Sales (000's)	214,435	179,466	192,250	176,501	202,015

Totals All Operations:
Total Net Sales (000's)	1,505,159	1,317,613	1,251,241	1,178,245	1,221,259
Total Cost of Sales (000's)	1,377,755	1,244,716	1,183,610	1,151,664	1,168,747
Gross Margin from all operations (000's)	127,404	72,897	67,631	26,581	52,512
Gross Margin from all operations as a percent of Total Net Sales	8.46%	5.53%	5.41%	2.26%	4.30%

Total Selling, General and Administrative Expenses (000's)	71,082	57,498	52,760	57,681	58,228
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.72%	4.36%	4.22%	4.90%	4.77%

Operating Income from all operations (000's)	56,322	15,399	14,871	(31,100)	(5,716)
Operating Income from all operations as a percent of Total Net Sales	3.74%	1.17%	1.19%	-2.64%	-0.47%

Avian Influenza Reimbursement (000's)	-	10,434	67	1,749	14,301
Vitamin Settlements (000's)	-	43	10,235	9,564	86
Total Adjustments (000'S)	-	10,477	10,302	11,313	14,387

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	56,322	25,876	25,173	(19,787)	8,671
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	3.74%	1.96%	2.01%	-1.68%	0.71%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) 14 week Quarter.